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                                                                   Exhibit 23.2b

                         Independent Auditors' Consent

The Board of Directors
Premier Bancshares, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Summary Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                                        /s/ KPMG LLP


St. Louis, Missouri
May 18, 1999